SMITH BARNEY SECTOR SERIES INC.
on behalf of
SMITH BARNEY NATURAL RESOURCES FUND

Supplement dated September 14, 2000
to Prospectus dated February 14, 2000

On September 12, 2000 the Board of Directors of Smith
Barney Sector Series Inc, on behalf of Smith Barney
Natural Resources Fund (the "Natural Resources Fund"), approved a proposed reorganization pursuant to which Smith Barney Fundamental Value Fund Inc. (the
"Fundamental Value Fund") would acquire the assets and assume the stated liabilities of the Natural Resources
Fund in exchange for shares of the Fundamental Value
Fund.  This reorganization will allow Natural
Resources Fund shareholders to maintain an investment in a fund with a substantially similar investment objective, substantially similar investment policies and the same portfolio manager.

Under the terms of the proposed reorganization Natural
Resources Fund shareholders would receive shares of the Fundamental Value Fund equal in value to their investment in the Natural Resources Fund in accordance with the terms of the reorganization. Natural
Resources Fund shareholders would not be charged a sales load when Fundamental Value Fund shares are issued to them and it is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganization.

As of October 6, 2000 Salomon Smith Barney Inc. will no longer be accepting investments into the Natural
Resources Fund.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of the Natural Resources Fund.
Proxy materials describing the proposed reorganization will be mailed to Natural Resources Fund shareholders of record on October 13, 2000, on or about October 23, 2000, in anticipation of a meeting of the shareholders expected to be held in November 22, 2000. If approved by Natural Resources Fund shareholders at that time, the reorganization will occur as soon after the shareholder meeting as practicable.





FD 02025